Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of September 30, 2011

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of September 30, 2011, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 36 states and the ability to serve over 67,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information
Ownership Type	Number of Facilities	Number of Units	Percentage of Q3 2011 Revenues	Percentage of Q3 2011 Facility Operating Income	Percentage of YTD 2011 Revenues	Percentage of YTD 2011 Facility Operating Income
Owned	199	20,661	40.9%	41.2%	42.2%	41.9%
Leased	350	28,005	52.5%	57.1%	53.4%	57.0%
Managed	98	18,426	6.6%	1.7%	4.4%	1.1%
Total	647	67,092	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	76	14,559	21.5%	27.0%	21.8%	26.5%
Assisted Living	433	21,567	43.2%	45.3%	44.4%	46.3%
CCRCs	40	12,540	28.7%	26.0%	29.4%	26.1%
Managed	98	18,426	6.6%	1.7%	4.4%	1.1%
Total	647	67,092	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3
Reported CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.51	$0.49
Add: integration and transaction-related costs	-	-	-	-	-	-	0.01	0.05
Adjusted CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.52	$0.54

Weighted Average Shares (000's)	119,315	119,721	120,404	120,580		120,792	121,280	121,616

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying third quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of September 30, 2011

Average Occupancy and Rates based on Average Occupied Units in the Period

	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3

Retirement Centers
Number of communities (period end)	80	80	80	78	78	75	74	76
Total average units(1)(2)	14,737	14,737	14,734	14,594	14,700	14,104	14,050	14,131
Weighted average unit occupancy	87.0%	87.1%	87.4%	87.4%	87.2%	87.3%	87.3%	88.4%
Average monthly revenue per unit(3)	$3,419	$3,434	$3,461	$3,467	$3,445	$3,482	$3,501	$3,524

Assisted Living
Number of communities (period end)	429	429	429	427	427	428	428	433
Total average units(1)(2)	21,152	21,115	21,114	21,056	21,109	21,295	21,145	21,265
Weighted average unit occupancy	87.6%	88.0%	89.0%	89.0%	88.4%	88.2%	87.4%	88.4%
Average monthly revenue per unit(3)	$4,526	$4,571	$4,606	$4,589	$4,573	$4,705	$4,722	$4,717

CCRCs
Number of communities (period end)	36	36	36	35	35	36	36	40
Total average units(1)(2)	11,287	11,276	11,269	11,264	11,274	11,211	11,212	11,395
Weighted average unit occupancy	84.0%	84.2%	84.4%	84.7%	84.3%	85.3%	84.4%	84.4%
Average monthly revenue per unit(3)	$5,421	$5,437	$5,509	$5,699	$5,517	$5,873	$5,874	$5,906

Consolidated Totals
Number of communities (period end)	545	545	545	540	540	539	538	549
Total average units(1)(2)	47,176	47,128	47,117	46,914	47,083	46,610	46,407	46,791
Weighted average unit occupancy	86.6%	86.8%	87.4%	87.5%	87.1%	87.2%	86.6%	87.4%
Average monthly revenue per unit(3)	$4,386	$4,415	$4,457	$4,498	$4,439	$4,609	$4,620	$4,632

Management Services
Number of communities (period end)	19	19	19	19	19	19	19	98
Total average units(1)(2)	3,788	3,788	3,786	3,786	3,787	3,784	3,785	8,649
Weighted average occupancy	83.4%	83.5%	83.7%	84.5%	83.8%	84.7%	84.8%	84.3%
Average monthly revenue per unit(3)	$3,630	$3,609	$3,651	$3,762	$3,663	$3,778	$3,836	$3,484

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	The Horizon Bay/HCP transactions, effective September 1, 2011, impacted period end total units. Period end total units for Q3 2011, excluding equity homes, for Retirement Centers, Assisted Living, CCRCs, Consolidated Totals and Management Services were 14,464, 21,524, 11,764, 47,752 and 18,426, respectively.
(3)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of September 30, 2011

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
Revenue	$544,092	$529,959	2.7%	$2,005,136	$1,946,737	3.0%
Operating Expense	363,564	351,528	3.4%	1,308,228	1,269,503	3.1%
Facility Operating Income	$180,528	$178,431	1.2%	$696,908	$677,234	2.9%
Facility Operating Margin	33.2%	33.7%	-0.5%	34.8%	34.8%	0.0%

# Communities	532	532		506	506
Avg. Period Occupancy	87.5%	88.0%	-0.5%	87.4%	88.0%	-0.6%
Avg. Mo. Revenue/Unit	$4,585	$4,441	3.2%	$4,493	$4,332	3.7%

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended September 30,
	2011	2010
Type
Recurring	$9,500	$8,243
Reimbursements	(825)	(671)
Net Recurring	8,675	7,572
Corporate (1)	8,291	4,932
EBITDA-enhancing / Major Projects (2)	14,842	9,052
Program Max / Development, net (3)	14,026	1,976
Net Total Capital Expenditures (4)	$45,834	$23,532

(1)  Corporate includes home health acquisitions, capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(2) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(3)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.
Amounts shown are amounts invested, net of third party lender or lessor funding received of $0.9 million for the three months ended September 30, 2010.

(4)  Approximately $10.0 million and $10.1 million of expense was recognized during the three months ended September 30, 2011 and 2010, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Information on Ancillary Services

	Three Months Ended September 30,
	2011	2010
Brookdale Units Served:
Therapy	38,775	38,101
Home Health	28,347	24,676

Avg. Mo. NOI/Occupied Unit:
Total, including Skilled Nursing	$219	$264
Outpatient Therapy and Home Health Only	$166	$175

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2011
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2011	$3,490	4.41%	$-	-	$3,490	4.41%	$5,918	8.37%	$9,408
2012	20,681	4.37%	-	-	20,681	4.37%	25,756	8.39%	46,437
2013	571,551	3.87%	-	-	571,551	3.87%	29,154	8.40%	600,705
2014	145,943	5.75%	-	-	145,943	5.75%	30,968	8.44%	176,911
2015	35,037	5.80%	-	-	35,037	5.80%	32,889	8.48%	67,926
Thereafter	1,280,675	4.30%	35,000	6.50%	1,315,675	4.36%	229,291	8.71%	1,544,966
Total	$2,057,377	4.31%	$35,000	6.50%	$2,092,377	4.35%	$353,976	8.61%	$2,446,353

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2011	$3,490	4.41%	$-	-	$3,490	4.41%	$5,918	8.37%	$9,408
2012	20,681	4.37%	-	-	20,681	4.37%	25,756	8.39%	46,437
2013	446,201	3.45%	-	-	446,201	3.45%	29,154	8.40%	475,355
2014	5,943	5.03%	-	-	5,943	5.03%	30,968	8.44%	36,911
2015	175,037	5.83%	-	-	175,037	5.83%	32,889	8.48%	207,926
Thereafter	1,406,025	4.39%	35,000	6.50%	1,441,025	4.44%	229,291	8.71%	1,670,316
Total	$2,057,377	4.31%	$35,000	6.50%	$2,092,377	4.35%	$353,976	8.61%	$2,446,353

Coverage Ratios

	Nine months ended September 30, 2011
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	20,661	249,636	206,516	68,762	3.0x
Leased Communities *	28,005	338,872	283,860	222,985	1.3x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Nine months ended September 30,
	2011	2010
Scheduled Debt Amortization	$12,722	$ 5,694
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	7,765	6,659
Lease Financing Debt Amortization - Bargain Purchase Option	9,242	8,584
Total Debt Amortization	$29,729	$ 20,937

Line Availability

($000s)	09/30/10	12/31/10	03/31/11	06/30/11	09/30/11

Ending Line Balance	$-	$-	$-	$-	$35,000

Cash and cash equivalents	68,961	81,827	36,732	40,126	39,195

Total Line Capacity (7)	120,000	120,000	230,000	230,000	230,000
Total Liquidity (Line Availability + Cash) (7)	$188,961	$201,827	$266,732	$270,126	$234,195

Total letters of credit outstanding	$72,690	$72,012	$71,878	$72,051	$71,785

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,057,377
Capital Leases	353,976
Total Debt	$2,411,353	5.9	x

Plus: Line of Credit (cash borrowings)	35,000
Less: Unrestricted Cash	(39,195)
Less: Cash held as collateral against existing debt	(4,079)
Subtotal	$2,403,079	5.9	x

2011 YTD annualized Adjusted EBITDA	$408,423

Annual Cash Lease Expense multiplied by 8	2,122,219
Total Adjusted Debt	$4,525,298	6.7	x

2011 YTD annualized Adjusted EBITDAR	$673,700

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Debt	$1,419,666	5.01%
Variable Rate Debt (1)	637,711	2.76%
Capital Leases	353,976	8.61%
Line of Credit (cash borrowings)	35,000	6.50%
Total Debt	$2,446,353

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	$177,852	27.9%
Variable Rate debt with Interest Rate Caps (1) (6)	243,836	38.2%
Variable Rate debt - Unhedged	216,023	33.9%
Total Variable Rate Debt (1)	$637,711	100.0%

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 1.60%.
(6) Weighted cap rate for stated reporting period of 5.74% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) The availability under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
Selected Data - 2011 Convertible Debt Issuance
As of September 30, 2011
($ in 000's)

Issuance Proceeds:

Face Amount of Notes	316,250
Total Issuance Costs	(7,949)	See detail below.
Purchase of Hedge	(77,007)	The net cost of the bond hedge is $31,941.
Sale of Warrants	45,066	This net amount will reduce equity resulting from the issuance.
Net Cash Proceeds	276,360

Issuance Costs:

Notes Payable	5,944
Equity Component	2,005
	7,949

Initial GAAP Recording:
Cash Proceeds	276,360
Deferred Financing Costs	5,944
	282,304

Notes Payable	237,444	Face amount discounted using effective 7.5% interest rate.
Paid In Capital	44,860	See detail below.
	282,304

Change In Equity:
Imbedded Conversion Option	78,806
Purchase of Hedge	(77,007)
Sale of Warrants	45,066
Equity Issuance Costs	(2,005)
	44,860

Balance Sheet Balances			Interest Expense Amounts
	Notes	Deferred	Period	GAAP	Cash
As of	Liability	Fin. Costs	Ending	Interest	Interest
Closing	237,444	5,944
31-Dec-2011	241,899	5,519	6 Mo. 12/2011	9,214	4,759
31-Dec-2012	251,314	4,670	Year 12/2012	18,112	8,697
31-Dec-2013	261,445	3,821	Year 12/2013	18,828	8,697
31-Dec-2014	272,347	2,972	Year 12/2014	19,599	8,697
31-Dec-2015	284,079	2,123	Year 12/2015	20,429	8,697
31-Dec-2016	296,704	1,274	Year 12/2016	21,322	8,697
31-Dec-2017	310,290	424	Year 12/2017	22,283	8,697
15-Jun-2018	316,250	-	6 Mo. 6/2018	9,946	3,986

Brookdale Senior Living Inc.
CFFO Reconciliation
As of September 30, 2011

CFFO Calculation
($ in 000s)

	Three Months Ended September 30,
	2011	2010

Net cash provided by operating activities (includes non-refundable entrance fees)	$54,650	$64,384
Changes in operating assets and liabilities (eliminates cash flow effect)	16,617	(3,812)
Add: Refundable entrance fees received	7,204	12,242
Less: First generation entrance fees received	(2,293)	(2,921)
Less: Entrance fee refunds disbursed	(5,475)	(4,984)
Less: Recurring capital expenditures, net	(8,675)	(7,572)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,645)	(2,267)
Add: Facilitiy lease termination expense	-	4,616
Add: Cash From Facility Operations from unconsolidated ventures	738	-
Cash From Facility Operations	$60,121	$59,686

Revenue Reconciliation (1)

($ in 000s except average monthly revenue per quarter)	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,386	4,415	4,457	4,498	4,439	4,609	4,620	4,632
Average monthly units (excluding equity homes) available	47,179	47,119	47,106	46,897	47,057	46,634	46,433	46,822
Average occupancy for the quarter	86.6%	86.8%	87.4%	87.5%	87.1%	87.2%	86.6%	87.4%
Resident fee revenue	$537,290	$541,773	$550,491	$553,722	$2,183,276	$562,273	$557,319	$568,660

Add: management fee revenue	1,395	1,412	1,339	1,445	5,591	1,405	1,505	3,336
Total revenues excluding entrance fee amortization	$538,685	$543,185	$551,830	$555,167	$2,188,867	$563,678	$558,824	$571,996

CFFO Reconciliation to the Income Statement

Resident fee revenue	$544,424	$548,972	$558,464	$561,404	$2,213,264	$569,440	$565,428	$578,495
Less: Entrance fee amortization	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)	(5,762)	(6,604)	(6,499)
Adjusted revenues	538,685	543,185	551,830	555,167	2,188,867	563,678	558,824	571,996

Less: Facility operating expenses	(355,324)	(353,051)	(368,936)	(357,321)	(1,434,632)	(370,954)	(366,242)	(381,414)
Add: Gain on sale of communities, net	-	-	-	(3,298)	(3,298)	-	-	-
Add: Change in future service obligation	-	(1,064)	-	-	(1,064)	-	-	-
	(355,324)	(354,115)	(368,936)	(360,619)	(1,438,994)	(370,954)	(366,242)	(381,414)

Less: G&A including non-cash stock-based compensation expense	(31,952)	(31,834)	(33,231)	(34,692)	(131,709)	(33,543)	(33,681)	(38,711)
Add: G&A non-cash stock-based compensation expense	4,871	5,105	5,823	4,960	20,759	4,540	4,555	5,221
Net G&A	(27,081)	(26,729)	(27,408)	(29,732)	(110,950)	(29,003)	(29,126)	(33,490)

Less: Facility lease expense	(68,249)	(67,175)	(72,706)	(67,383)	(275,513)	(66,315)	(66,065)	(68,314)
Add: Facility lease termination expense (gain)	-	-	4,616	(8)	4,608	-	-	-
Add: Straight-line lease expense	3,136	2,161	2,812	2,412	10,521	1,726	1,456	1,834
Less: Amortization of deferred gain	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)	(1,093)	(1,093)	(1,094)
Net lease expense	(66,199)	(66,100)	(66,364)	(66,064)	(264,727)	(65,682)	(65,702)	(67,574)

Add: Entrance fee receipts	12,021	9,377	19,133	14,827	55,358	9,712	12,454	15,726
Less: Entrance fee disbursements	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)	(4,930)	(6,481)	(5,475)
Net entrance fees	6,259	4,017	14,149	9,873	34,298	4,782	5,973	10,251

Adjusted EBITDA	96,340	100,258	103,271	108,625	408,494	102,821	103,727	99,769

Less: Recurring capital expenditures, net	(6,441)	(7,570)	(7,572)	(6,386)	(27,969)	(7,057)	(9,268)	(8,675)
Less: Interest expense, net	(32,653)	(33,450)	(32,916)	(31,384)	(130,403)	(30,936)	(29,900)	(29,262)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,171)	(2,221)	(2,267)	(2,313)	(8,972)	(2,533)	(2,587)	(2,645)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	(775)	(775)	-	-	-
Add: Cash From Facility Operations from unconsolidated ventures	-	-	-	2,050	2,050	641	661	738
Less: Other	(678)	(39)	(830)	(206)	(1,753)	(1,185)	(1,328)	196

Reported CFFO	$54,397	$56,978	$59,686	$69,611	$240,672	$61,751	$61,305	$60,121

Add: integration and transaction-related costs	-	-	-	-	-	-	894	5,468
Adjusted CFFO	$54,397	$56,978	$59,686	$69,611	$240,672	$61,751	$62,199	$65,589

CFFO Per Share ($)

($ except where indicated)	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3
Reported CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.51	$0.49
Add: integration and transaction-related costs	-	-	-	-	-	-	0.01	0.05
Adjusted CFFO	$0.46	$0.48	$0.50	$0.58	$2.02	$0.51	$0.52	$0.54

Shares used in calculation of CFFO (000's)	119,315	119,721	120,404	120,580		120,792	121,280	121,616

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of September 30, 2011

	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11
Occupancy	81.8%	81.3%	81.3%	82.0%	82.6%	82.3%	82.0%
Ending # EF Vacant Units	547	569	594	588	594	620	621
# Closings	67	59	87	73	53	73	88
# of Refunds	80	67	81	82	69	70	70

Cash Basis ($ in 000's except average resale and refund)

Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	6,883	5,566	8,098	6,709	4,918	8,305	9,360
Proceeds from refundable entrance fees (2)(3)	5,138	3,811	11,035	8,118	4,794	4,149	6,366
Total Cash Proceeds	12,021	9,377	19,133	14,827	9,712	12,454	15,726
Refunds of entrance fees (4)	(5,762)	(5,360)	(4,984)	(4,954)	(4,930)	(6,481)	(5,475)
Net Resale Cash Flow	6,259	4,017	14,149	9,873	4,782	5,973	10,251

My Choice proceeds included in refundable resale receipts above	132	206	6,463	3,789	1,144	1,591	2,264

Average Resale $ (excluding My Choice proceeds)	177,448	155,441	145,632	151,205	161,660	148,808	152,977
Average Refund $ (excluding My Choice refunds)	(68,375)	(78,209)	(61,383)	(55,378)	(70,058)	(84,014)	(74,943)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $170,000 (2)	105,570
Refund Attachments	(12,331)
Net Cash Value	93,239

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11
Amortization of entrance fees (incl. gains on terminations) (5)	(5,426)	(5,404)	(6,173)	(5,765)	(5,204)	(6,022)	(5,890)

Principles of Entry Fee Accounting

Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following  contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees
(5) Excludes first generation entrance fee amortization

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2011
($ in 000s)

Cash Flow Statements

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011
Cash Flows from Operating Activities
Net loss	$(14,295)	$(9,557)	$(16,913)	$(8,136)	$(48,901)	$(12,305)	$(33,959)	$(7,036)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	19	682	856	-	1,557	2,894	15,254	715
Depreciation and amortization	75,657	75,578	77,195	72,874	301,304	74,486	72,587	68,381
Asset impairment	-	-	-	13,075	13,075	14,846	-	-
Equity in (earnings) loss of unconsolidated ventures	(397)	(119)	(272)	620	(168)	(266)	(146)	117
Distributions from unconsolidated ventures from cumulative share of net earnings	-	375	-	400	775	-	-	700
Amortization of deferred gain	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)	(1,093)	(1,093)	(1,094)
Amortization of entrance fees	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)	(5,762)	(6,604)	(6,499)
Proceeds from deferred entrance fee revenue	9,550	8,354	9,812	9,770	37,486	6,361	9,299	10,815
Deferred income tax (benefit) provision	(8,200)	(5,743)	(12,601)	(6,751)	(33,295)	(11,841)	11,841	-
Change in deferred lease liability	3,136	2,161	2,812	2,412	10,521	1,726	1,456	1,824
Change in fair value of derivatives and amortization	2,640	2,207	176	(905)	4,118	8	2,635	1,508
Loss (gain) on sale of assets	144	-	1,404	(4,057)	(2,509)	(1,315)	-	135
Gain on acquisition	-	-	-	-	-	-	-	(3,520)
Change in future service obligation	-	(1,064)	-	-	(1,064)	-	-	-
Non-cash stock-based compensation	4,871	5,105	5,823	4,960	20,759	4,540	4,555	5,221
Changes in operating assets and liabilities:
Accounts receivable, net	(5,242)	4,367	(5,605)	(1,476)	(7,956)	(105)	1,728	(3,998)
Prepaid expenses and other assets, net	(9,171)	(5,160)	(1,008)	(6,711)	(22,050)	460	1,477	(11,425)
Accounts payable and accrued expenses	(11,825)	2,035	15,511	(17,496)	(11,775)	8,453	(7,136)	1,509
Tenant refundable fees and security deposits	(1,298)	(971)	(451)	(438)	(3,158)	310	(287)	(1,964)
Deferred revenue	8,365	(3,735)	(4,635)	(1,730)	(1,735)	11,269	(6,921)	(739)
Net cash provided by operating activities	47,129	67,642	64,384	49,089	228,244	92,666	64,686	54,650
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	801	-	1,266	(4,242)	(2,175)	941	(1,313)	(1,219)
(Increase) decrease in cash and escrow deposits — restricted	(30,556)	(5,804)	33,793	7,272	4,705	54,455	3,841	(2,052)
Net proceeds from the sale of assets	1,487	-	-	10,592	12,079	23,147	5,885	1,785
Additions to property, plant, and equipment and leasehold intangibles, net of related payables	(23,102)	(22,408)	(25,094)	(23,077)	(93,681)	(28,589)	(39,340)	(46,659)
Purchase of marketable securities — restricted	-	-	-	-	-	(26,409)	(6,315)	-
Sale of marketable securities — restricted	-	-	-	-	-	809	608	(2)
Acquisition of assets, net of related payables and cash received	-	(21,809)	(4,307)	(31,832)	(57,948)	(51,330)	(3,178)	(89)
Purchase of Horizon Bay Realty, L.L.C., net of cash acquired	-	-	-	-	-	-	-	5,516
Receipt of (issuance of) notes receivable, net	512	(343)	844	66	1,079	403	-	1,271
Investment in unconsolidated ventures	(848)	(205)	394	(1)	(660)	-	-	(13,711)
Distributions received from unconsolidated ventures	47	-	30	20	97	60	56	40
Proceeds from sale of unconsolidated venture	-	-	675	-	675	-	-	-
Other	(316)	-	(322)	(38)	(676)	(164)	(304)	(353)
Net cash (used in) provided by investing activities	(51,975)	(50,569)	7,279	(41,240)	(136,505)	(26,677)	(40,060)	(55,473)
Cash Flows from Financing Activities
Proceeds from debt	49,108	119,576	213,392	32,719	414,795	28,000	2,417	447,108
Proceeds from issuance of convertible notes, net	-	-	-	-	-	-	308,335	(102)
Issuance of warrants	-	-	-	-	-	-	45,066	-
Purchase of bond hedge	-	-	-	-	-	-	(77,007)	-
Repayment of debt and capital lease obligations	(58,923)	(134,031)	(251,986)	(31,587)	(476,527)	(134,550)	(283,626)	(461,397)
Proceeds from line of credit	45,000	15,000	-	-	60,000	40,000	15,000	65,000
Repayment of line of credit	(30,000)	(30,000)	-	-	(60,000)	(40,000)	(15,000)	(30,000)
Payment of financing costs, net of related payables	(2,776)	(3,268)	(2,392)	(105)	(8,541)	(2,575)	(910)	(4,685)
Other	(181)	137	(546)	(173)	(763)	(184)	(148)	(122)
Refundable entrance fees:
Proceeds from refundable entrance fees	8,442	6,619	12,242	9,117	36,420	6,080	5,310	7,204
Refunds of entrance fees	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)	(4,930)	(6,481)	(5,475)
Cash portion of loss on extinguishment of debt	(179)	-	-	-	(179)	(2,861)	(14,153)	(26)
Recouponing and payment of swap termination	(640)	(14)	(19,773)	-	(20,427)	(64)	(35)	-
Purchsae of treasury stock	-	-	-	-	-	-	-	(17,613)
Net cash provided by (used in) financing activities	4,089	(31,341)	(54,047)	5,017	(76,282)	(111,084)	(21,232)	(108)
Net (decrease) increase in cash and cash equivalents	(757)	(14,268)	17,616	12,866	15,457	(45,095)	3,394	(931)
Cash and cash equivalents at beginning of period	66,370	65,613	51,345	68,961	66,370	81,827	36,732	40,126
Cash and cash equivalents at end of period	$65,613	$51,345	$68,961	$81,827	$81,827	$36,732	$40,126	$39,195